Exhibit 10.6

股权质押合同

Equity Pledge Agreement

本股权质押合同 (下称“本合同”)由下列各方于2019年5月14日在中华人民共和国（下称“中国”）上海签订：

This Equity Pledge Agreement (this "Agreement") has been executed by and among the following parties on May 14, 2019 in Shanghai, the People’s Republic of China (“China” or the “PRC”):

甲方： 上海寻羊网络科技有限公司（下称“质权人”）

地址： 上海市普陀区金沙江路1678号6幢901室

Party A: Shanghai Xuyang Internet Technology Co., Ltd.

Address: Suite 901, Building 6, No. 1678 Jinshajiang Road, Putuo District, Shanghai, China 200333

乙方：

Party B:

乙方1：周彬

身份证号码：421281199002140015

Party B1: Bin Zhou

ID No.: 421281199002140015

乙方2： 佐五元

身份证号码：422301196808013147

Party B2: Wuyuan Zuo

ID No.： 422301196808013147

乙方3：鲁功伟

身份证号码：421281196305230719

Party B3: Gongwei Lu

ID No.: 421281196305230719

乙方1，乙方2和乙方3合成“乙方”，下称“出质人”

Parties B1, B2 and B3 are referred as “Party B,” collectively, and thereinafter “Pledger.”

Equity Pledge Agreement

丙方： 咸宁市柏庄茶叶有限公司

地址： 湖北省咸宁市咸安区张公工业园发展大道60号

Party C: Xianning Bozhuang Tea Products Co., Ltd.

Address:	No. 60, Fazhan Road, Zhanggong Industry Park, Xianan District, Xianning City, Hubei Province, China, 437000

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Pledgee, Pledger and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：

Whereas:

1．出质人是中国公民，实际拥有丙方100%的股权。丙方是一家在中国湖北咸宁市注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledger are citizens of China, and holds 100% of the equity interest in Party C in fact. Party C is a limited liability company registered in Xianning, Hubei, China. Party C acknowledges the respective rights and obligations of Pledger and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2．质权人是一家在中国注册的外商独资企业。质权人与出质人、出质人所拥有的丙方签订了咨询与服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign owned enterprise registered in China. Pledgee, Pledger and Party C owned by Pledger have executed a Consultation and Service Agreement and other control agreements (the “Control Agreements”);

3．为了保证出质人及丙方履行控制协议项下的义务，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人就控制协议项下丙方的付款义务做出质押担保。

To ensure that Pledger and Party C fully perform their obligations under the Control Agreements, and pay the consulting and service fees thereunder to the Pledgee when the sum becomes due, Pledger hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

Equity Pledge Agreement

为了履行控制协议的条款，各方商定按照以下条款签订本合同。

To perform the provisions of the Control Agreements, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	定义

Definitions

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledger to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2	股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledger in Party C.

1.3	质押期限：指本合同第3条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4	控制协议：指出质人、丙方与质权人于2019年5月1日签订的咨询与服务协议、业务合作协议等一系列控制性协议。

Control Agreements: shall refer to Consultation and Service Agreements, Business Cooperation Agreement and other relevant control agreements executed by and among Pledger, Party C and Pledgee on December 14, 2017.

1.5	违约事件：指本合同第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

Equity Pledge Agreement

1.6	违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权

The Pledge

作为出质人、丙方完全履行控制协议，以及按时和全额支付控制协议项下质权人应得的任何或全部的款项，包括但不限于控制协议中规定的咨询和服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the performance of the Control Agreements and the timely and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C and/or Pledger, including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledger hereby pledges to Pledgee a first security interest in all of Pledger's right, title and interest, whether now owned or hereafter acquired by Pledger, in the Equity Interest of Party C.

3.	质押期限

Term of Pledge

3.1	本协议签署后，本协议各方应尽快完成股权质押工商登记。质权有效期持续到出质人不再担任丙方的股东或丙方履行所有控制协议项下义务为止。出质人应当将质押在公司股东名册上载明。

Upon signing this Agreement, the Parties should complete the pledge of the Equity Interest contemplated registered with relevant administration for industry and commerce (the “AIC”) as soon as possible. The Pledge shall be continuously valid until the Pledger is no longer a shareholder of Party C or the satisfaction of all its obligations by the Party C under the Control Agreements. The Pledgers shall be responsible for recording of this Agreement in the Company’s Register of Shareholders.

Equity Pledge Agreement

3.2	质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管

Custody of Records for Equity Interest subject to Pledge

4.1	在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledger shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2	在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	出质人的声明和保证

Representations and Warranties of Pledger

5.1	出质人是股权登记所有人。

Pledger is the owner of the Equity Interest in record of register of shareholder.

5.2	质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledger has not placed any security interest or other encumbrance on the Equity Interest.

Equity Pledge Agreement

6.	出质人的承诺和确认

Covenants and Further Agreements of Pledger

6.1	在本合同存续期间，出质人向质权人承诺，出质人将：

Pledger hereby covenants to the Pledgee, that during the term of this Agreement, Pledger shall:

6.1.1	除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分合同》（“股权处分合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Equity Option Agreement (the “Equity Option Agreement”) executed by Pledger, the Pledgee and Party C on the execution date of this Agreement;

6.1.2	遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

Equity Pledge Agreement

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledger that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledger that may have an impact on any guarantees and other obligations of Pledger arising out of this Agreement.

6.2	出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledger agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledger or any heirs or representatives of Pledger or any other persons through any legal proceedings.

6.3	出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledger hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledger also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledger undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Pledge Agreement

6.4	出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledger hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledger shall indemnify Pledgee for all losses resulting therefrom.

6.5	出质人应在本协议签订后尽可能快地向工商行政管理局办理质押登记手续。

The Pledgers shall process the registration procedures with the Administration for Industry and Commerce concerning the Pledge as soon as practical after the execution of this Agreement.

6.6	未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledger shall not transfer the Equity Interest and any action for the proposed transfer of the Equity Interest of Pledger shall be invalid. Any payment received by Pledger for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.	违约事件

Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1	丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

Equity Pledge Agreement

7.1.2	出质人或丙方实质违反本合同的任何条款；

Pledger or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	除履行股权处分合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Equity Option Agreement, Pledger transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.4	丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially performing or refusing to perform the payment obligations under the Control Agreements.

7.1.5	出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledger, which in Pledgee’s determination, may impact the ability of the Pledger to perform its obligations hereunder.

7.1.6	按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledger shall immediately notify Pledgee in writing accordingly.

Equity Pledge Agreement

7.3	除非第7.1部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第8条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledger requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledger in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使

Exercise of Pledge

8.1	在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledger shall not assign the Equity Interest in Party C.

8.2	在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledger when exercising the Pledge.

8.3	受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledger shall cease to be entitled to any rights or interests associated with the Equity Interest.

Equity Pledge Agreement

8.4	在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledger for proceeds of disposition of the Equity Interest, and Pledger hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5	质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledger and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	转让

Assignment

9.1	除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。

Without Pledgee's prior written consent, Pledger shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledger and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3	质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledger shall execute relevant agreements or other documents relating to such assignment.

Equity Pledge Agreement

9.4	因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledger shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5	出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括股权处分合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledger shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Equity Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledger with respect to the Equity Interest pledged hereunder shall not be exercised by Pledger except in accordance with the written instructions of Pledgee.

10.	终止

Termination

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

Equity Pledge Agreement

11.	手续费及其他费用

Handling Fees and Other Expenses

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.	保密责任

Confidentiality

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Equity Pledge Agreement

13.	适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1	本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2	因解释和履行本合同而发生的任何争议，本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给位于深圳的中国国际经济贸易仲裁委员会华南分会，由该会按照中国国际经济贸易仲裁委员会仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Southern China Commission of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3	因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Equity Pledge Agreement

14.	通知

Notices

14.1	本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

14.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 上海寻羊网络科技有限公司

Party A: Shanghai Xuyang Internet Technology Co., Ltd.

地址： 上海市普陀区金沙江路1678号6幢901室

Address:	Suite 901, Building 6, No. 1678 Jinshajiang Road, Putuo District, Shanghai, China 200333

收件人Attn： 殷鸣泽

电话Phone：(86) 21-3258 3578

乙方：周彬、周登荣和鲁功伟

Party B: Bin Zhou, Dengrong Zhou and Gonwei Lu

地址： 湖北省咸宁市咸安区张公工业园发展大道60号

Address:	No. 60, Fazhan Road, Zhanggong Industry Park, Xianan District, Xianning City, Hubei Province, China, 437000

收件人Attn：周彬

电话Phone：(86) 715-868 1998

Equity Pledge Agreement

丙方：	咸宁市柏庄茶叶有限公司

Party C: Xianning Bozhuang Tea Products Co., Ltd.

地址： 湖北省咸宁市咸安区张公工业园发展大道60号

Address:	No. 60, Fazhan Road, Zhanggong Industry Park, Xianan District, Xianning City, Hubei Province, China, 437000

收件人Attn：周彬

电话Phone：(86) 715-868 1998

14.3	任何一方变更接收通知的地址或联系人的，应按本条规定给其他方发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Parties in accordance with the terms hereof.

15.	分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	附件

Attachments

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

Equity Pledge Agreement

17.	生效

Effectiveness

17.1	本协议经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

17.2	本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

17.3	本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledger, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

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Equity Pledge Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

甲方：	上海寻羊网络科技有限公司
Party A:	Shanghai Xuyang Internet Technology Co., Ltd.

签字：
By:	/s/ Jie Wang
姓名：	王杰
Name:	Jie Wang
职务：	法定代表人
Title:	Legal Representative

乙方：

Party B:

/s/ Bin Zhou
周 彬

/s/ Wuyuan Zuo
佐五元

/s/ Gongwei Lu
鲁功伟

丙方：	咸宁市柏庄茶叶有限公司
Party B:	Xianning Bozhuang Tea Products Co., Ltd.

签字：
By:	/s/ Bin Zhou
姓名：	周彬
Name:	Bin Zhou
职务：	法定代表人
Title:	Legal Representative

Equity Pledge Agreement

附件：

Attachments:

1.	咸宁市柏庄茶叶有限公司股东名册；

Register of shareholders of Xianning Bozhuang Tea Products Co., Ltd.;

2.	咸宁市柏庄茶叶有限公司的出资证明书；

The Capital Contribution Certificate for Xianning Bozhuang Tea Products Co., Ltd.;

3.	咨询与服务协议

Consultation and Service Agreement

4.	业务合作协议

Business Cooperation Agreement

Equity Pledge Agreement